CECO ENVIRONMENTAL

A global industrial technology company focused on environmental, energy, fluid handling and filtration industries

Q2 2015 Financial Results Conference Call

August 6, 2015

Exhibit 99.2

Non-GAAP Financial Information
CECO
is
providing
the
non-GAAP
historical
financial
measures
in
this
presentation,
as
the
Company
believes
that
these
figures
are
helpful
in
allowing
individuals
to
better
assess
the
ongoing
nature
of
CECO’s
core
operations.
A
"non-GAAP
financial
measure"
is
a
numerical
measure
of
a
company's
historical
financial
performance
that
excludes
amounts
that
are
included
in
the
most
directly
comparable
measure
calculated
and
presented
in
the
GAAP
statement
of
operations.
Non-GAAP
gross
margin,
non-GAAP
operating
income,
non-GAAP
net
income,
non-GAAP
adjusted
EBITDA,
non-GAAP
gross
profit
margin,
non-GAAP
operating
margin,
non-GAAP
earnings
per
basic
and
diluted
share,
as
we
present
them
in
the
financial
data
included
in
this
presentation,
have
been
adjusted
to
exclude
the
effects
of
expenses
related
to
property,
plant,
and
equipment
valuation
adjustments,
acquisition
and
integration
expense
activities
including
retention,
legal,
accounting,
banking,
amortization
and
earnout
expenses,
the
impact
of
foreign
currency
remeasurement
and
the
associated
tax
benefit
of
these
charges.
Management
believes
that
these
items
are
not
necessarily
indicative
of
the
Company’s
ongoing
operations
and
their
exclusion
provides
individuals
with
additional
information
to
compare
the
Company's
results
over
multiple
periods.
Additionally,
management
utilizes
this
information
to
evaluate
its
ongoing
financial
performance.
Our
financial
statements
may
continue
to
be
affected
by
items
similar
to
those
excluded
in
the
non-GAAP
adjustments
described
above,
and
exclusion
of
these
items
from
our
non-GAAP
financial
measures
should
not
be
construed
as
an
inference
that
all
such
costs
are
unusual
or
infrequent.
Non-GAAP
gross
margin,
non-GAAP
operating
income,
non-GAAP
net
income,
non-GAAP
adjusted
EBITDA,
non-GAAP
gross
profit
margin,
non-GAAP
operating
margin,
and
non-GAAP
earnings
per
basic
and
diluted
shares
are
not
calculated
in
accordance
with
GAAP,
and
should
be
considered
supplemental
to,
and
not
as
a
substitute
for,
or
superior
to,
financial
measures
calculated
in
accordance
with
GAAP.
Non-GAAP
financial
measures
have
limitations
in
that
they
do
not
reflect
all
of
the
costs
associated
with
the
operations
of
our
business
as
determined
in
accordance
with
GAAP.
As
a
result,
you
should
not
consider
these
measures
in
isolation
or
as
a
substitute
for
analysis
of
CECO’s
results
as
reported
under
GAAP.
In
accordance
with
the
requirements
of
Regulation
G
issued
by
the
Securities
and
Exchange
Commission,
non-GAAP
gross
margin,
non-
GAAP
operating
income,
non-GAAP
net
income,
non-GAAP
adjusted
EBITDA,
non-GAAP
gross
profit
margin,
non-GAAP
operating
margin,
and
non-GAAP
earnings
per
basic
and
diluted
share
stated
in
the
tables
above
are
reconciled
to
the
most
directly
comparable
GAAP
financial
measures.
Free
cash
flow
has
limitations
due
to
the
fact
that
it
does
not
represent
the
residual
cash
flow
available
for
discretionary
expenditures,
since
it
does
not
take
into
account
debt
service
requirements
or
other
non-discretionary
expenditures
that
are
not
deducted
from
the
measure.
Adjusted
EBITDA
and
Free
Cash
Flow
are
not
calculated
in
accordance
with
GAAP,
and
should
be
considered
supplemental
to,
and
not
as
a
substitute
for,
or
superior
to,
financial
measures
calculated
in
accordance
with
GAAP
Additionally,
CECO
cautions
investors
that
the
non-GAAP
financial
measures
used
by
the
Company
may
not
be
comparable
to
similarly
titled
measures
of
other
companies.
Safe Harbor Statement

Forward-looking Statements
Any
statements
contained
in
this
presentation
other
than
statements
of
historical
fact,
including
statements
about
management’s
beliefs
and
expectations,
are
forward-looking
statements
and
should
be
evaluated
as
such.
These
statements
are
made
on
the
basis
of
management’s
views
and
assumptions
regarding
future
events
and
business
performance.
Words
such
as
“estimate,”
“believe,”
“anticipate,”
“expect,”
“intend,”
“plan,”
“target,”
“project,”
“should,”
“may,”
“will”
and
similar
expressions
are
intended
to
identify
forward-
looking
statements.
Forward-looking
statements
(including
oral
representations)
involve
risks
and
uncertainties
that
may
cause
actual
results
to
differ
materially
from
any
future
results,
performance
or
achievements
expressed
or
implied
by
such
statements.
These
risks
and
uncertainties
include,
but
are
not
limited
to:
our
ability
to
successfully
complete
the
acquisition
of
PMFG;
our
ability
to
successfully
integrate
acquired
businesses
and
realize
the
synergies
from
acquisitions,
including
PMFG,
as
well
as
a
number
of
factors
related
to
our
business
including
economic
and
financial
market
conditions
generally
and
economic
conditions
in
CECO’s
service
areas;
dependence
on
fixed
price
contracts
and
the
risks
associated
therewith,
including
actual
costs
exceeding
estimates
and
method
of
accounting
for
contract
revenue;
fluctuations
in
operating
results
from
period
to
period
due
to
seasonality
of
the
business;
the
effect
of
growth
on
CECO’s
infrastructure,
resources,
and
existing
sales;
the
ability
to
expand
operations
in
both
new
and
existing
markets;
the
potential
for
contract
delay
or
cancellation;
changes
in
or
developments
with
respect
to
any
litigation
or
investigation;
the
potential
for
fluctuations
in
prices
for
manufactured
components
and
raw
materials;
the
substantial
amount
of
debt
incurred
in
connection
with
our
recent
acquisitions
and
our
ability
to
repay
or
refinance
it
or
incur
additional
debt
in
the
future;
the
impact
of
federal,
state
or
local
government
regulations;
economic
and
political
conditions
generally;
and
the
effect
of
competition
in
the
product
recovery,
air
pollution
control
and
fluid
handling
and
filtration
industries.
These
and
other
risks
and
uncertainties
are
discussed
in
more
detail
in
CECO’s
filings
with
the
Securities
and
Exchange
Commission,
including
our
reports
on
Form
10-K
and
Form
10-Q.
Many
of
these
risks
are
beyond
management’s
ability
to
control
or
predict.
Should
one
or
more
of
these
risks
or
uncertainties
materialize,
or
should
the
assumptions
prove
incorrect,
actual
results
may
vary
in
material
aspects
from
those
currently
anticipated.
Investors
are
cautioned
not
to
place
undue
reliance
on
such
forward-looking
statements
as
they
speak
only
to
our
views
as
of
the
date
the
statement
is
made.
All
forward-looking
statements
attributable
to
CECO
or
persons
acting
on
behalf
of
CECO
are
expressly
qualified
in
their
entirety
by
the
cautionary
statements
and
risk
factors
contained
in
this
presentation
and
CECO’s
respective
filings
with
the
Securities
and
Exchange
Commission.
Furthermore,
forward-looking
statements
speak
only
as
of
the
date
they
are
made.
Except
as
required
under
the
federal
securities
laws
or
the
rules
and
regulations
of
the
Securities
and
Exchange
Commission,
CECO
undertakes
no
obligation
to
update
or
review
any
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Safe Harbor Statement

Important Information for Investors and Stockholders
This
communication
does
not
constitute
an
offer
to
sell
or
the
solicitation
of
an
offer
to
buy
securities
or
a
solicitation
of
any
vote
or
approval.
This
communication
is
not
a
substitute
for
the
prospectus/proxy
statement
that
CECO
and
PMFG
will
file
with
the
SEC.
Investors
in
CECO
or
PMFG
are
urged
to
read
the
prospectus/proxy
statement,
which
will
contain
important
information,
including
detailed
risk
factors,
when
it
becomes
available.
The
prospectus/proxy
statement
and
other
documents
that
will
be
filed
by
CECO
and
PMFG
with
the
SEC
will
be
available
free
of
charge
at
the
SEC’s
website,
www.sec.gov,
or
by
directing
a
request
when
such
a
filing
is
made
to
(1)
CECO
Environmental
Corp.,
by
mail
at
4625
Red
Bank
Road
Suite
200,
Cincinnati,
Ohio
45227,
Attention:
Investor
Relations,
by
telephone
at
800-333-5475
or
by
going
to
CECO’s
Investor
page
on
its
corporate
website
at
www.cecoenviro.com;
or
(2)
PMFG,
Inc.
by
mail
at
14651
North
Dallas
Parkway
Suite
500,
Dallas,
Texas
75254,
Attention:
Investor
Relations,
by
telephone
at
877-
879-7634,
or
by
going
to
PMFG,
Inc.’s
Investors
page
on
its
corporate
website
at
www.pmfginc.com.
A
final
prospectus/proxy
statement
will
be
mailed
to
CECO’s
stockholders
and
shareholders
of
PMFG.
Safe Harbor Statement

Proxy Solicitation
CECO
and
PMFG,
and
certain
of
their
respective
directors,
executive
officers
and
other
members
of
management
and
employees
may
be
deemed
participants
in
the
solicitation
of
proxies
in
connection
with
the
proposed
transactions.
Information
about
the
directors
and
executive
officers
of
CECO
is
set
forth
in
the
proxy
statement
for
CECO’s
2015
annual
meeting
of
stockholders
and
CECO’s
10-K
for
the
year
ended
December
31,
2014.
Information
about
the
directors
and
executive
officers
of
PMFG
is
set
forth
in
the
proxy
statement
for
PMFG’s
2014
annual
meeting
of
shareholders
and
PMFG’s
Form
10-K
for
the
year
ended
June
28,
2014.
Investors
may
obtain
additional
information
regarding
the
interests
of
such
participants
in
the
proposed
transactions
by
reading
the
prospectus/proxy
statement
for
such
proposed
transactions
when
it
becomes
available.

CECO
ENVIRONMENTAL

Jeff Lang

President and Chief Executive Officer

•
Revenue
Growth
–
Revenue of $87 million, up 31% year-over-year
–
Organic revenue is up 4.5% in 1H15 using constant FX
–
Organic revenue was flat for Q215 vs last year
–
1H15 revenue $168 million vs $123 million in prior year
•
Bookings / Backlog Trends
–
2Q15 bookings of $75 million
up 29% year-over-year
–
Organic bookings up 4% for 1H15
–
Organic bookings in 2Q15 are flat
–
Backlog of $140 consistent with at year end
•
EPS Growth
–
GAAP EPS for 2Q15 of $0.08 compared with $0.17 in 2Q14
–
Non-GAAP EPS for 2Q15 of $0.32 vs. $0.25 in 2Q14
2Q15 Financial Highlights

•
Non-GAAP Gross Margin
–
Gross margin of 31% in Q215 compared with 26% in Q1, primarily attributable to:
•
Aftermarket mix, higher OE GP, business improvement and project execution
•
Non-GAAP Operating Margin
–
Operating
margins
improved
to
14.2%
in
Q215
vs
9.3%
in
Q1
and
10.4%
in Q414
–
SG&A betterment at 16.6% and will increase slightly in Q3 and Q4
•
Adjusted EBITDA
–
Adjusted EBITDA of $13.5 million, up from $11.0 million in prior year
–
1H15 adjusted EBITDA of $22.1 million, up from $20.4 million in prior year
2Q15 Quarterly Financial Highlights

Business Conditions & Strategic Review

•
Overall end markets are unchanged with the exception of China and we are
executing on our Sales Excellence and                     initiatives
•
Environmental segment continues to gain momentum; China has slowed
•
Global refinery activity is strong
•
Energy segment ; global natural gas power generation business is strong and traditional power is picking up internationally, but remains soft domestically
•
Fluid Handling and Filtration segment is on track with a strong 2H expected
•
Aftermarket sales strategies continue to gain momentum
•
Integration of Zhongli,
Emtrol-Buell, and HEE-Duall
are 100% complete and we
are very pleased with the performance of these businesses
•
The team is now ready for the CECO-PMFG total integration process
•
The acquisition of PMFG is a significant strategic event, closing in September

Strong strategic fit, environmental and energy related portfolios
1.
Key step towards becoming the market leader in natural gas power gen
3.
Enhances global footprint, particularly in China, Europe and the Middle East
5.
4.
Provides access to attractive end markets to drive long-term growth
6.
Brings a leading portfolio of highly engineered product offerings
8.
Poised to benefit from a balanced portfolio and diverse end markets
7.
Grows aftermarket & recurring revenue opportunity with $5B installed base
2.
Poised to achieve significant sales and $15 million in cost synergies
Announcement of Proposed Acquisition of PMFG, Inc.
-
Key Transaction Benefits & Strategic Rationale
9.
We anticipate the acquisition will close in Q3

CECO ENVIRONMENTAL

PEERLESS Mfg. Co.
MAKING ENERGY SAFE, EFFICIENT, AND CLEAN.

AARDING THERMAL ACOUSTICS

CECO and PMFG –
Technology Leaders in
Comprehensive Solutions for the Natural
Gas Turbine
Peerless Mfg. Co.
Emission Control Systems
64MW Simple-Cycle  CT

Peerless SCRs is a world
leader in selective catalytic
reduction emission control
systems
Aarding-Effox
are
experts in
exhaust systems, dampers,
diverters & acoustical
abatement systems
Aarding
Stack &
Silencer
Peerless
Emissions
Control
Systems
Aarding-Effox
Diverter Damper &
Expansion Joints
Aarding
Steam
Vent
Silencer
Gas Turbine
Exhaust
Aarding
Bypass
System Including
Silencers

CECO ENVIRONMENTAL

AARDING THERMAL ACOUSTICS

PEERLESS Mfg. Co.

BURGESS-MANNING

11 CECO and PMFG – Technology Leaders in Environmental-Industrial Silencers Design, Engineering and Manufacturing of Silencers for Full Range of Industrial Applications

Zhongli Industrial Technology
Jiangyin City
PMFG China
Zhenjiang
CECO China
Shanghai
PMFG China
Shanghai
CECO China
Guangzhou
PMFG Asia Pacific
Singapore

12 CECO-PMFG Combination Will Provide a Stronger-Larger- More Profitable Asian Region Platform for the Future

CECO ENVIRONMENTAL

Ed Prajzner

Chief Financial Officer

$66.6
$63.3
$76.1
$81.0
$86.9
2Q14
3Q14
4Q14
1Q15
2Q15

•
Record revenue of $87 million, up 31% y/y and 8% sequentially
•
1H15 organic growth was up 4.5% and on a constant currency basis, organic revenue was flat for 2Q15
•
Gains in revenue are driven by a combination of organic growth, sales excellence, and revenue from acquisitions
($ in millions)
2Q15 Quarterly Financial Highlights
Revenue

Backlog
$96.0
$106.2
$140.1
$153.0
$140.3
2Q14
3Q14
4Q14
1Q15
2Q15
($ in millions)

2Q15 Quarterly Financial Highlights
$57.7
$69.9
$63.7
$93.9
$74.6
2Q14
3Q14
4Q14
1Q15
2Q15
Bookings
•
Organic bookings are up 4.5% 1H and flat in Q2, following a very strong
1Q15
•
Solid 2Q15 backlog of $140.3 million
•
2Q15 bookings of $75 million vs
$57.7 million a year ago

32.3%
33.6%
29.8%
26.2%
30.7%
2Q14
3Q14
4Q14
1Q15
2Q15

2Q15 Financial Highlights
Non-GAAP Gross Margin
•
Gross margin increased to 30.7% in Q2 due to mix changes, operational excellence, and aftermarket
•
Operating margin of 14.2% in Q2 vs. 9.3% in Q1 showing excellent improvement
•
Exceeded Q2 margin expectations due to various favorable factors
•
Good SG&A control at 16.6% for 1H15
14.9%
12.9%
10.9%
9.3%
14.2%
2Q14
3Q14
4Q14
1Q15
2Q15
Non-GAAP Operating Margin

$11.0
$9.4
$8.9
$8.6
$13.5
2Q14
3Q14
4Q14
1Q15
2Q15

Adjusted EBITDA
•
Adjusted
EBITDA
of
$13.5
million
in
2Q15
vs
$8.6
million
1Q15
and
$11.0
million in the prior year
•
Non-GAAP EPS of $0.32, up from $0.21 in 1Q15 and up from $0.25 in 2Q14
•
1H15 Non-GAAP EPS $0.53 vs $0.44 in 1H14
•
We have consistently excluded FX re-measurement in 2015 and 2014
Non-GAAP EPS
Note: See supplemental slide for adjusted EBITDA reconciliation and important disclosures regarding CECO’s use of adjusted EBITDA.
($ in millions)
2Q15 Quarterly Financial Highlights
$0.25
$0.25
$0.22
$0.21
$0.32
2Q14
3Q14
4Q14
1Q15
2Q15

$32.9
$27.7
$40.3
$41.7
$41.8
2Q14
3Q14
4Q14
1Q15
2Q15

Environmental Segment
Revenue
•
Revenue of $41.8 million was up 27% y/y
•
Bookings of $31.0 million in 2Q15, up 17.4% y/y
•
Aftermarket continues to gain momentum
•
July booking of U.S. Refinery project totaling $14.5 million
•
Expect a stronger 2H both domestically and in Asia
$26.4
$24.6
$33.3
$51.2
$31.0
2Q14
3Q14
4Q14
1Q15
2Q15
Bookings
($ in millions)
2nd Quarter Results

Revenue
•
Revenue of $27.3 million was up 62.5% y/y
•
Revenue is up 12% sequentially
•
Aftermarket and retrofit opportunities continue to grow
•
The Energy segment continues to expand globally
•
Aarding, Effox
and Zhongli
are all on track and doing well
Bookings
Energy Segment
($ in millions)
2nd Quarter Results
$16.8
$18.0
$20.2
$24.3
$27.3
2Q14
3Q14
4Q14
1Q15
2Q15
$14.8
$28.4
$14.6
$26.5
$25.0
2Q14
3Q14
4Q14
1Q15
2Q15

Revenue
•
Organic revenue of $17.7 million, up 16.4% sequentially, 6.0% y/y
•
Organic bookings of $18.6 million, up 14.8% sequentially
•
Margin expansion and operational excellence continuing on plan
•
Aftermarket is accelerating
•
Added strategic sales leadership resources in 1H
Bookings
Fluid Handling & Filtration Segment
($ in millions)
2nd Quarter Results
$16.7
$17.6
$15.9
$15.2
$17.7
2Q14
3Q14
4Q14
1Q15
2Q15
$16.6
$16.7
$15.8
$16.2
$18.6
2Q14
3Q14
4Q14
1Q15
2Q15

12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015
Cash & Equivalents
$ 12.7
$
23.0
$  22.7
$  19.4
$  17.1
Total Assets
$ 79.3
$ 94.1
$348.5
$414.4
$416.7
Total Bank Debt
$   0.0
$
0.0
$  89.1
$112.4
$111.7
Shareholders’Equity
$ 43.0
$
62.0
$170.4
$181.2
$180.6
Current Assets
Current Liabilities
Net Working Capital
$ 53.5
$(23.6)
$ 29.9
$ 64.3
$(27.5)
$ 36.8
$124.8
$(59.3)
$ 65.5
$143.0
$(75.4)
$ 67.6
Balance Sheet
.
Selected Balance Sheet
Information
Note: Balance Sheet figures presented as reported in Company filings
$152.0
$(83.8)
$ 68.2
Balance Sheet Detail
($ in millions)
Net Debt to Pro Forma EBITDA = 2.00 Leverage Ratio

Supplemental 22

Non-GAAP Gross Margin
($ in millions)
Annual
Q1
Q2
Q3
Q4
Annual
Q1
Q2
YTD
TTM
2013
2014
2014
2014
2014
2014
2015
2015
2015
2015
Gross profit as reported in accordance with GAAP
$61.6
$19.7
$21.4
$21.1
$22.6
$84.8
$21.0
$26.6
$47.6
$91.3
Gross profit margin in accordance with GAAP
31.2%
34.4%
32.1%
33.3%
29.7%
32.2%
25.9%
30.6%
28.4%
29.7%
Inventory valuation adjustment
1.1
-
-
-
-
-
-
-
-
-
Plant, property and equipment valuation
adjustment
0.2
0.2
0.1
0.2
0.1
$0.6
0.2
0.1
0.3
0.6
Non-GAAP gross margin
$62.9
$19.9
$21.5
$21.3
$22.7
$85.4
$21.2
$26.7
$47.9
$91.9
Non-
GAAP Gross profit margin
31.9%
34.8%
32.3%
33.6%
29.8%
32.4%
26.2%
30.7%
28.5%
29.9%

Non-GAAP Operating Margin
($ in millions)
Annual
Q1
Q2
Q3
Q4
Annual
Q1
Q2
YTD
TTM
2013
2014
2014
2014
2014
2014
2015
2015
2015
2015
Operating income as reported in accordance with GAAP
$7.0
$5.5
$7.2
$5.2
$3.8
$21.7
$3.0
$4.5
$7.5
$16.5
Operating margin in accordance with GAAP
3.5%
9.6%
10.8%
8.2%
5.0%
8.2%
3.7%
5.2%
4.5%
5.4%
Inventory valuation adjustment
1.1
-
-
-
-
-
-
-
-
-
Plant, property and equipment valuation
adjustment
0.2
0.2
0.1
0.2
0.1
0.6
0.2
0.1
0.3
0.6
Acquisition and integration expenses
7.2
0.1
0.2
0.1
0.9
1.3
0.3
1.0
1.3
2.3
Amortization and earn-out expenses
6.8
2.5
2.4
2.4
2.8
10.1
4.0
6.7
10.7
15.9
Legal reserves
3.5
-
-
0.3
-
0.3
-
-
-
0.3
Non-GAAP operating income
$25.8
$8.3
$9.9
$8.2
$7.6
$34.0
$7.5
$12.3
$19.8
$35.6
Non-GAAP Operating margin
13.1%
14.5%
14.9%
12.9%
10.0%
12.9%
9.3%
14.2%
11.8%
11.6%

Non-GAAP NI & EBITDA
($ in millions)
Annual
Annual
Annual
Annual
Annual
Q1
Q2
Q3
Q4
Annual
Q1
Q2
YTD
TTM
2009
2010
2011
2012
2013
2014
2014
2014
2014
2014
2015
2015
2015
2015
Net income as reported in accordance with GAAP
$(15.0)
$2.1
$8.3
$10.9
$6.6
$3.0
$4.5
$3.7
$1.9
$13.1
$0.2
$2.1
$2.3
$7.9
Inventory valuation adjustment
-
-
-
-
1.1
-
-
-
-
-
-
-
$-
$-
Plant, property and equipment valuation adjustment
-
-
-
-
0.2
0.2
0.1
0.2
0.1
0.6
0.2
0.1
$0.3
$0.6
Acquisition and integration expenses
-
-
-
-
7.2
0.1
0.2
0.1
0.9
1.3
0.3
1.0
$1.3
$2.3
Amortization and earn-out expenses
-
-
-
-
6.8
2.5
2.4
2.4
2.8
10.1
4.0
6.7
$10.7
$15.9
Legal reserves
-
-
-
-
3.5
-
-
0.3
-
0.3
-
-
$-
$0.3
Foreign currency remeasurement
-
-
-
-
(1.1)
-
-
1.7
1.2
2.9
2.7
(0.6)
$2.1
$5.0
Tax benefit of expenses
-
-
-
-
(4.6)
(0.8)
(0.7)
(1.2)
(1.0)
(3.7)
(1.7)
(0.8)
$(2.5)
$(4.7)
Non-GAAP net income
$(15.0)
$2.1
$8.3
$10.9
$19.7
$5.0
$6.5
$7.2
$5.9
$24.6
$5.7
$8.5
$14.2
$27.3
Depreciation
2.5
1.8
1.4
1.2
1.6
0.8
0.7
0.8
0.8
3.1
0.7
0.6
$1.3
$2.9
Non-cash stock compensation
1.0
0.9
0.7
0.7
1.1
0.3
0.4
0.5
0.5
1.7
0.4
0.5
$0.9
$1.9
Goodwill impairment
17.1
-
-
-
-
-
-
-
-
-
-
-
$-
$-
Other (income)/expense
0.8
0.1
(0.5)
0.1
0.1
0.1
0.1
(0.2)
(0.6)
(0.6)
(1.0)
0.1
$(0.9)
$(1.7)
Interest expense
1.3
1.2
1.1
1.2
1.5
0.7
0.8
0.7
0.9
3.1
1.0
1.2
$2.2
$3.8
Income tax expense
(3.1)
1.4
3.4
4.5
4.5
2.5
2.5
0.4
1.4
6.8
1.8
2.6
$4.4
$6.2
Non-GAAP EBITDA
$4.6
$7.5
$14.4
$18.6
$28.5
$9.4
$11.0
$9.4
$8.9
$38.7
$8.6
$13.5
$22.1
$40.4
Basic Shares Outstanding
20,116,991
25,606,352
25,643,508
25,691,884
26,057,831
25,750,972
26,271,316
26,283,529
26,277,456
26,076,140
Diluted Shares Outstanding
20,719,951
26,115,512
26,107,648
26,129,427
26,467,984
26,196,901
26,598,799
26,627,051
26,643,857
26,455,815
Earnings (loss) per share:
Basic
$0.33
$0.12
$0.18
$0.14
$0.07
$0.51
$0.01
$0.08
$0.09
$0.30
Diluted
$0.32
$0.12
$0.17
$0.14
$0.07
$0.50
$0.01
$0.08
$0.09
$0.30
Non-GAAP earnings per share:
Basic
$0.98
$0.20
$0.25
$0.28
$0.22
$0.95
$0.22
$0.32
$0.54
$1.04
Diluted
$0.95
$0.19
$0.25
$0.28
$0.22
$0.94
$0.21
$0.32
$0.53
$1.03

($ in Millions)
CECO
Reported
Pro-forma
(Recent
Acquisitions)
CECO
Standalone
PMFG
Pro-forma CECO
Combined
GAAP Revenues
$263.2
$64.7
$327.9
$158.1
$ 486.0
GAAP Gross profit
$84.8
$13.6
$98.4
$45.7
$144.1
SG&A as reported in accordance with GAAP
$51.4
$6.6
$58.0
$51.5
$109.5
GAAP Net income
$13.1
$8.1
$21.2
($33.1)
($11.9)
Amortization and earn-out expenses
$10.1
-
$10.1
$0.9
$11.0
Other
(1)
$5.1
$0.3
$5.4
$26.5
$31.9
Tax benefit of expenses
($3.7)
-
($3.7)
($2.2)
($5.9)
Non-GAAP net income
$24.6
$8.4
$33.0
($7.8)
$25.2
Depreciation
$3.1
-
$3.1
$1.8
$4.9
Non-cash
stock
compensation
$1.7
-
$1.7
$1.1
$2.8
Other
(income)/expense
($0.6)
-
($0.6)
($0.1)
($0.7)
Interest
expense
$3.1
-
$3.1
$1.8
$4.9
Income
tax
expense
$6.8
-
$6.8
1.1
$7.9
Non GAAP Adjusted EBITDA
$38.7
$8.4
$47.1
($2.1)
$45.0
Non-GAAP Adjusted EBITDA (with Synergies)
$60.0
GAAP to Non-GAAP Adjusted EBITDA Reconciliation
(Twelve Months ended 12/31/2014)
(1)    Includes plant, property and equipment (PPE) valuation adjustments, acquisition and integration expenses, legal reserves and foreign currency re-measurement